Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   December 10, 1998
                                                 -------------------------------


                      ATLANTIC GULF COMMUNITIES CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


       Delaware                       1-8967                      59-0720444
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(State or Other Juris-           (Commission File              (IRS Employer
diction of Incorporation)             Number)                Identification No.)


2601 South Bayshore Drive
    Miami, Florida                                        33133-5461
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   (Address of Principal                                  (Zip Code)
    Executive Offices)



                                 (305) 859-4000
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              (Registrant's Telephone Number, Including Area Code)



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

On December 10, 1998, the Registrant issued the press release attached hereto as
Exhibit 99.1, which is incorporated herein by reference. The press release announces that (1) on Thursday, December 10, 1998, NASDAQ Stock Market, Inc. ("NASDAQ"), informed the Company that its securities would be delisted from the NASDAQ National Market, effective as of the close of business on Thursday, December 10, 1998, (2) the Company does not intend to appeal NASDAQ's decision and (3) the Company's securities are eligible for immediate trading on the Over The Counter Bulletin Board.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99.1 Press release issued Thursday, December 10, 1998, by the Registrant announcing that (1) on Thursday, December 10, 1998, NASDAQ informed the Company that its securities would be delisted from the NASDAQ National Market, effective as of the close of business on Thursday, December 10, 1998, (2) the Company does not intend to appeal NASDAQ's decision and
                    (3) the Company's securities are eligible for immediate trading on the Over The Counter Bulletin Board.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ATLANTIC GULF COMMUNITIES CORPORATION
                                               (Registrant)


                                    /s/ THOMAS W. JEFFREY
                                    --------------------------------------------
Date:  December 11, 1998            By:    Thomas W. Jeffrey
                                    Title: Executive Vice President and
                                           Chief Financial Officer